SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                Amendment No. 1

       Date of Report (Date of Earliest Event Reported) July 21, 1999


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)



33-90012, 33-99506, 33-99508
333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                (I.R.S. Employer Identification No.)



850 Main Street, Bridgeport, Connecticut                            06604
 (Address of Principal Executive Offices)                       (Zip Code)



                                  (203)338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 99.2 hereto in response to this Item 5.


Item 7.  Financial Statement and Exhibits.

         (c)  Exhibits.

              99.2 Revised Tables Summarizing Trust Portfolio


                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PEOPLE'S BANK


Dated:  July 23, 1999             By:  /s/ Vincent J. Calabrese
                                        Vincent J. Calabrese
                                        First Vice President & Controller